UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2008

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2008, Cabela’s Incorporated (the “Company”) entered into a proprietary matters agreement (the “Proprietary Matters Agreement”) with each of the following executive officers of the Company:  Dennis Highby, President and Chief Executive Officer; Patrick A. Snyder, Senior Vice President of Merchandising, Marketing, and Retail Operations; Brian J. Linneman, Senior Vice President of Global Supply Chain and Operations; and Charles Baldwin, Vice President and Chief Human Resources Officer.  In addition, on May 29, 2008, the Company entered into a proprietary matters agreement, World’s Foremost Bank (the “Proprietary Matters Agreement – World’s Foremost Bank”) with each of the following executive officers of the Company:  Ralph W. Castner, Vice President and Chief Financial Officer, and Joseph M. Friebe, Vice President and President and Chief Executive Officer of World’s Foremost Bank, the Company’s wholly-owned bank subsidiary.

The Proprietary Matters Agreement and Proprietary Matters Agreement – World’s Foremost Bank contain certain confidentiality, intellectual property, and non-solicitation provisions.  The foregoing description of the Proprietary Matters Agreement and Proprietary Matters Agreement – World’s Foremost Bank does not purport to be complete and is qualified in its entirety by reference to the form of Proprietary Matters Agreement and form of Proprietary Matters Agreement – World’s Foremost Bank, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

On May 29, 2008, in connection with its annual grant of stock options to its executive officers, which were previously reported on Forms 4 with the Securities and Exchange Commission, the Company entered into a stock option agreement (the “Employee Stock Option Agreement”) with each of its executive officers.  The Employee Stock Option Agreement is used to evidence the award of stock options to the Company’s employees under the Cabela’s Incorporated 2004 Stock Plan (as amended and restated effective May 14, 2008) (the “2004 Stock Plan”).

The Employee Stock Option Agreement provides for the grant of an option to purchase a specified number of shares of the Company’s common stock at a specified exercise price.  The Employee Stock Option Agreement also requires each grantee to enter into a proprietary matters agreement with the Company as a condition to being granted the option.  The foregoing description of the Employee Stock Option Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Employee Stock Option Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

On May 29, 2008, the Company also adopted a new form of non-employee director stock option agreement (the “Non-Employee Director Stock Option Agreement”).  The form of Non-Employee Director Stock Option Agreement is used to evidence the award of stock options to the Company’s non-employee directors under the 2004 Stock Plan.  A copy of the form of Non-Employee Director Stock Option Agreement is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Form of Proprietary Matters Agreement

	10.2	Form of Proprietary Matters Agreement – World’s Foremost Bank

	10.3	Form of 2004 Stock Plan Employee Stock Option Agreement (2008)

	10.4	Form of 2004 Stock Plan Non-Employee Director Stock Option Agreement (2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: June 4, 2008	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Proprietary Matters Agreement

10.2	Form of Proprietary Matters Agreement – World’s Foremost Bank

10.3	Form of 2004 Stock Plan Employee Stock Option Agreement (2008)

10.4	Form of 2004 Stock Plan Non-Employee Director Stock Option Agreement (2008)